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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

                                 CURRENT REPORT

                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): November 23, 2005


                                  UPHONIA, INC.
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             (Exact Name of Registrant as Specified in its Charter)


           DELAWARE                       0-28008                 13-3750708
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(State or Other Jurisdiction of         (Commission           (I.R.S. Employer
Incorporation or Organization)          File Number)         Identification No.)


2250 BUTLER PIKE, SUITE 150, PLYMOUTH MEETING, PENNSYLVANIA          19462
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(Address of Principal Executive Offices)                           (Zip Code)

       Registrant's Telephone Number, Including Area Code: (610) 397-0689


                             SMARTSERV ONLINE, INC.
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Uphonia,  Inc.  hereby amends its Current  Report on Form 8-K filed on March 28,
2006 as described below with respect to Items 4.02 and 8.01:

ITEM 4.02 NON-RELIANCE ON PREVIOUSLY ISSUED FINANCIAL STATEMENTS OR A RELATED AUDIT REPORT OR COMPLETED INTERNAL REVIEW

The third paragraph of the Item 4.02 is hereby amended as follows:
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The officers of the Company have  concluded  that  previously  issued  financial statements with respect to 2003, 2004 and 2005 periods should no longer be relied upon. In addition the officers of the Company have discussed with the Company's independent accountant the matters disclosed in this Item 4.02.

A new paragraph is hereby added at the end of Item 4.02 as follows:
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      The Company  intends to reflect the  foregoing  change in  accounting  for embedded derivatives in its Form 10-K for the fiscal year ending December 31, 2005 (the "2005 10-K"), and also to reflect such change by amending its Form 10-Q for the quarters ending March 31, June 30 and September 30, 2005 (the "2005 10-Qs"). The Company expects that its 2005 audit will be significantly delayed due to the matters described in Item 8.01. The accounting change described herein will take less time to resolve than the 2005 audit. However, the 2005 10-K will not be filed until both such matters are resolved. Similarly, the 2005 10-Qs will not be amended until the 2005 audit is complete. At this time the Company does not have sufficient information to suggest a timetable for resolving the accounting change, completing the 2005 audit and filing the 2005 10-K and 10-Qs.

ITEM 8.01 OTHER EVENTS

The second paragraph of Item 8.01 is hereby amended as follows:
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      The Company is  developing a plan to evaluate the nature and  magnitude of the foregoing matters, the impact on the Company and the affect on previously issued financial statements of the Company. As part of such plan the Company has engaged a firm to undertake a forensic accounting of the above matters.

The sixth paragraph of Item 8.01 is hereby amended as follows:
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      The Company  expects  that it will be late in filing its Form 10-K for its fiscal year ending December 31, 2005 due to the matters described in Item 4.02 hereof and herein. The Company filed a Form 12b-25 on March 28, 2005 to extend the timely filing of its 2005 10-K until April 15, 2005. Notwithstanding such additional period of time, the Company does not expect to file the 2005 10-K on or before April 15, 2005. The Company expects that its 2005 audit will be significantly delayed due to the matters described herein, and such matters will take longer to resolve than the accounting change described in Item 4.02. However, the 2005 10-K will not be filed until both such matters are resolved. At this time, the Company does not have sufficient information to suggest a timetable for resolving the accounting change, completing the 2005 audit and filing the 2005 10-K.

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FORWARD-LOOKING STATEMENTS

This current report on Form 8-K contains forward-looking statements that involve risks and uncertainties. Forward-looking statements in this document and those made from time-to-time by the Company are made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements concerning future plans or results are necessarily only estimates and actual results could differ materially from expectations. Certain factors that could cause or contribute to such differences are described from time to time in the Company's filings with the Securities and Exchange Commission, including but not limited to, the "Risk Factors" described under the heading "Certain Factors That May Affect Future Results" in the Company's Annual Report on Form 10-KSB/A for the year ended December 31, 2004 and other SEC filings.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        SMARTSERV ONLINE, INC.



Dated:  April 12, 2006                  By: /s/ Robert M. Pons
                                            -----------------------------
                                                Robert M. Pons,
                                                Chief Executive Officer

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